UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 21, 2013

First PacTrust Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Ave, Suite 900

Irvine, California 92612

(Address of principal executive offices)

(949) 236-5211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 21, 2013, First PacTrust Bancorp, Inc. (the “Company”) issued a press release announcing that it has priced a public offering of 2,400,000 shares of its voting common stock, par value $0.01 per share (“Common Stock”), for gross proceeds of approximately $31 million (the “Underwritten Offering”) and a registered direct offering of an aggregate 1,153,846 shares of Common Stock to two institutional investors for gross proceeds of approximately $15 million (the “Direct Offering”). In addition, the Company has granted the underwriters of the Underwritten Offering a 30-day option to purchase up to an additional 360,000 shares of its voting common stock to cover over-allotments, if any, at the same price, for potential additional gross proceeds of approximately $4.7 million. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K and the attached press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Each of the Underwritten Offering and the Direct Offering is being made only by means of a prospectus supplement and accompanying base prospectus. The Company has filed a registration statement (File No. 333-170622) (including a base prospectus) and a separate preliminary prospectus supplement relating to each of the Underwritten Offering and the Direct Offering with the Securities and Exchange Commission (the “SEC”) and will file a separate final prospectus supplement relating to each of the Underwritten Offering and the Direct Offering. Prospective investors should read the registration statement including the base prospectus, the preliminary prospectus supplements and the final prospectus supplements (when available) and the other documents the Company has filed with the SEC for more complete information about the Company and the Underwritten Offering and the Direct Offering. Investors may obtain these documents without charge by visiting the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement for the Underwritten Offering and the accompanying base prospectus may be obtained from Raymond James & Associates, Inc. at 880 Carillon Parkway, St. Petersburg, FL 33716 or by telephone at (727) 567-1000 or (800) 248-8863.

Exhibit 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1     Press Release, dated June 21, 2013

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2013

First PacTrust Bancorp, Inc.

By:	/s/ Richard Herrin
Name:	Richard Herrin
Title:	Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Name
99.1	Press Release, dated June 21, 2013.